Annual Report

                                                    October 31, 2002

                                 [LOGO OMITTED]

Table of Contents

Shareholder Letter ............................  1
White Oak Growth Stock
Fund Profile ..................................  2
Pin Oak Aggressive Stock
Fund Profile ..................................  4
Red Oak Technology Select
Fund Profile ..................................  6
Black Oak Emerging Technology
Fund Profile ..................................  8
Live Oak Health Sciences
Fund Profile .................................. 10
Financial Highlights .......................... 12
Statements of Net Assets ...................... 14
Statements of Operations ...................... 24
Statements of Changes in Net Assets ........... 26
Notes to Financial Statements ................. 28
Independent Auditors' Report .................. 33
Notice to Shareholders ........................ 34
Trustees of the Trust ......................... 35
Officers of the Trust ......................... 36


Contact Us

BY MAIL          Oak Associates Funds
                 P.O. Box 219441
                 Kansas City, MO 64121-9441

BY TELEPHONE     1-888-462-5386

ON THE WEB       www.oakassociates.com

                 Log on to www.oakassociates.com
                 and simply click on the "My
                 Oak Account" section to take advantage of these features:

                 o Open a New Account
                 o Trade Online
                 o Access and Update Account Information
                 o Go Paperless with E-Delivery

[GRAPHIC ART OMITTED] To Our Shareholders


Dear Fellow Shareholder:

This was a terrible year for the stock market and the Oak Associates Funds. The markets were subjected to corporate corruption, a slow economic recovery and continued problems in the Middle East. Most areas in the market fared poorly and Oak's concentrated style of investing, coupled with a focus in specific sectors, led to our underperformance. We did not own any of the headline-grabbing companies like Enron or WorldCom, but their unethical practices caused investor distrust to spread to the rest of the stock market.

Overall, technology was the biggest factor in our poor performance. But that does not mean it is a bad investment for the future. Given a long-term time horizon, we continue to believe technology holds the greatest growth potential. We realize that it is hard to believe after experiencing the bubble in technology investing -- two years of excess, and two years of carnage. But look today at how technology is a part of your everyday life compared to five or ten years ago. For many Americans, the Internet and cell phones have become the primary tools for information gathering and communication. For business, access to real-time information is becoming a necessity and not a luxury.

The markets eventually get through wars, recessions, bubbles and scandals and move upward. Although this has been a difficult time, we believe the worst is behind us as we began to see market improvement at the end of the year. And it appears that we are positioned in the right areas for an upward moving market, as we have tended to outperform during positive periods.

We encourage you to visit our website. It is a productivity tool that really can make the services we offer more efficient. You can buy or sell fund shares and automatically have the money move between your bank and your fund account. Sending and receiving checks through the mail, where timing is never predictable, can be eliminated. And all the statements, prospectuses and reports (like this one) that clutter your mailbox can be stopped with the information available online whenever you need it. Our website is an example of the overall technology theme -- faster, cheaper, easier.

We thank you for your investment and confidence in Oak Associates Funds. We value you as a shareholder and look forward to a successful year.

Sincerely,


/S/James D. Oelschlager

James D. Oelschlager
Chief Investment Officer

[GRAPHIC ART OMITTED] White Oak Growth Stock Fund


OCTOBER 31, 2002

WHITE OAK GROWTH STOCK FUND
The Fund invests primarily in common stocks of large capitalization companies (in excess of $5 billion) that are key performers within growing industries.

[PHOTO OMITTED]
JAMES D. OELSCHLAGER
PORTFOLIO MANAGER

White Oak Growth Stock Fund returned -32.77% for the year, while the comparative index, the S&P 500, was down 15.11%, and the Lipper Large-Cap Growth Average returned -19.14%. Since inception and on an annualized basis, the Fund was +8.84%, versus the S&P 500 +9.56% and the Lipper Large-Cap Growth Average +6.59% for the same period.

An overall down market, slow economic recovery, and our heavy weighting in technology stocks led to White Oak's underperformance. Although the Fund never owned any telecommunications stocks, the fallout from the sector's problems affected telecom equipment providers. Our ownership in companies such as Juniper
(JNPR), Ciena (CIEN) and JDS Uniphase (JDSU) were heavy detractors from performance. We believe this area will recover and be a strong growth area in the future, but we were wrong in the timing of that recovery and held our portfolio weighting too long. We have sold JDS Uniphase (JDSU) and reduced exposure to the area until signs of fundamental improvement materialize.

Technology holdings that fared better than the market include Microsoft (MSFT), which continues to broaden its reach through its Xbox, wireless and dot-net endeavors, and Dell (DELL), a new addition to White Oak, which is leveraging its logistical expertise into storage, network switches and PC printers. The Fund continues to focus in the technology sub-sectors where we feel the greatest growth potential exists -- Storage, Semiconductors, Software and Networking.

In the Health Care sector, performance was positive with medical device maker Medtronic (MDT), whose Cardiac Rhythm Management area benefited from growth of the implantable defibrillator market. We recently added pharmaceutical distributor Cardinal Health (CAH), a company who is taking advantage of the increased usage of both patented and generic drugs. Credit card provider MBNA
(KRB) and insurance company American International Group (AIG) were the best performing Financial stocks in the portfolio.

Complete portfolio sub-sector and holdings information can be found in the Statements of Net Assets section beginning on page 14.

1-888-462-5386                           2

ALL DATA BELOW AS OF OCTOBER 31, 2002.

--------------------------------------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------------------------------------
                                                        Average Annualized Total Returns
--------------------------------------------------------------------------------------------------------------
                                        1 Year       3 Year        5 Year          10 Year        Inception
                                        Return       Return        Return          Return         to Date*
--------------------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund           (32.77)%       (24.08)%       (4.42)%         8.69%         8.84%
--------------------------------------------------------------------------------------------------------------
S&P 500 Composite Index               (15.11)%       (12.22)%        0.73%          9.87%         9.56%**
--------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Average       (19.14)%       (17.13)%       (2.31)%         6.72%         6.59%**
--------------------------------------------------------------------------------------------------------------

 * The inception date of the White Oak Growth Stock Fund was 8/3/92. ** Since 7/31/92

--------------------------------------------------
Fund Data
--------------------------------------------------

Ticker Symbol                               WOGSX
Share Price                                $23.22
Total Net Assets                            $1.6B
Portfolio Turnover                         10.76%
2002 Capital Gain Distribution               None

Top 10 Holdings

                            % of Total
                            Investments
                            -----------
MBNA                            8.8%
Microsoft                       8.3%
Applied Materials               8.0%
Pfizer                          7.8%
Cisco Systems                   6.3%
Medtronic                       6.2%
Morgan Stanley                  4.8%
Linear Technology               4.4%
Veritas                         4.3%
Citigroup                       4.2%


        COMPARISON OF CHANGE IN THE VALUE OF A $25,000 INVESTMENT IN THE
         WHITE OAK GROWTH STOCK FUND, VERSUS THE S&P 500 COMPOSITE INDEX
                     AND THE LIPPER LARGE-CAP GROWTH AVERAGE


                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]


                   WHITE OAK             S&P 500            LIPPER LARGE-CAP
               GROWTH STOCK FUND    COMPOSITE INDEX        GROWTH CLASSIFICATION

8/31/92              $25,000             $25,000                   $25,000
10/92                 25,864              24,861                    25,465
10/93                 26,793              28,560                    29,718
10/94                 30,072              29,662                    30,268
10/95                 45,731              37,496                    37,786
10/96                 55,485              46,525                    44,822
10/97                 74,605              61,460                    56,897
10/98                 86,900              74,981                    66,644
10/99                136,016              94,229                    91,049
10/00                196,693              99,967                   105,107
10/1/2001             88,531              75,075                    64,651
10/2/2002             59,520              63,732                    52,290



These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
*For comparative purposes, the value of the indices on 7/31/92 were used as the beginning value on 8/3/92.

                                      3                    www.oakassociates.com

[GRAPHIC ART OMITTED] Pin Oak Aggressive Stock Fund

OCTOBER 31, 2002

PIN OAK AGGRESSIVE STOCK FUND
The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion) that are key performers within growing industries.


Pin Oak Aggressive Stock Fund returned -46.18% for the year, while the comparative index, the S&P 400 Mid-Cap, was down 4.78%, and the Lipper Multi-Cap Growth Average returned -19.95%. Since inception and on an annualized basis, the Fund was +1.85%, versus the S&P 400 Mid-Cap +12.59% and the Lipper Multi-Cap Growth Average +7.81% for the same time period.

It was a difficult year for technology stocks, and Pin Oak's concentration in this sector led to significant underperformance. Although the Fund never owned any telecommunications stocks, the fallout from the industry's problems affected our telecom equipment provider holdings such as Ciena (CIEN), JDS Uniphase
(JDSU) and Juniper (JNPR). Over the year, we reduced the Fund's exposure to the telecom area by selling Foundry (FDRY), Sycamore (SCMR) and TriQuint (TQNT).

Semiconductor equipment holding Applied Materials (AMAT) fared better than the market. The Fund continues to have significant exposure to the semiconductor area because we believe that semiconductors will be huge beneficiaries in a strong economic environment. We continue to believe concentrated investments in Networking, Storage and Software provide the best opportunity for portfolio appreciation.

Changes in Pin Oak resulted in fewer holdings overall, and increased weightings in the Financial and Health Care sectors. We recently added Paychex (PAYX), a national provider of payroll, human resource and employee benefit processing for small-to-medium size companies. The stock has been down over the year, given a rise in unemployment and the drop in short-term interest rates; however, we believe we have established a position at a good time and the holding has been a positive performer in the Fund. Other additions include Cognizant (CTSH) and Cerner (CERN). Cognizant is an applications management provider that leverages the cost benefits of utilizing overseas technical engineers. Cerner provides technology to the Health Care industry with information systems used to automate patient care.

Complete portfolio sub-sector and holdings information can be found in the Statements of Net Assets section beginning on page 16.

1-888-462-5386                            4

ALL DATA BELOW AS OF OCTOBER 31, 2002.

--------------------------------------------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------------------------------------------
                                                             Average Annualized Total Returns
--------------------------------------------------------------------------------------------------------------------
                                           1 Year          3 Year       5 Year        10 Year          Inception
                                           Return          Return       Return        Return           to Date*
--------------------------------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund              (46.18)%      (33.95)%       (9.12)%        1.61%           1.85%
--------------------------------------------------------------------------------------------------------------------
S&P 400 Mid-Cap Index                       (4.78)%        3.15%         7.23%        12.77%          12.59%**
--------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Growth Average            (19.95)%      (17.84)%       (1.94)%        7.33%           7.81%**
--------------------------------------------------------------------------------------------------------------------

 *The inception date of the Pin Oak Aggressive Stock Fund was 8/3/92. **Since 7/31/92


----------------------------------------------
Fund Data
----------------------------------------------

Ticker Symbol                           POGSX
Share Price                            $11.63
Total Net Assets                        $144M
Portfolio Turnover                     17.68%
2002 Capital Gain Distribution           None


Top 10 Holdings
                             % of Total
                             Investments
                             -----------
Cisco Systems                    9.2%
Express Scripts                  8.3%
MBNA                             7.8%
Maxim Integrated                 7.8%
Waters                           6.6%
Xilinx                           5.5%
Applied Materials                4.9%
Charles Schwab                   4.8%
Linear Technology                4.7%
Advent Software                  4.4%


        COMPARISON OF CHANGE IN THE VALUE OF A $25,000 INVESTMENT IN THE
       PIN OAK AGGRESSIVE STOCK FUND, VERSUS THE S&P 400 MID-CAP INDEX AND
                       THE LIPPER MULTI-CAP GROWTH AVERAGE


                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

                            PIN OAK             S&P 400          LIPPER MULTI-CAP
                    AGGRESSIVE STOCK FUND    MID-CAP INDEX          GROWTH FUNDS
8/31/92                     $25,000             $25,000                $25,000
10/92                        25,702              25,388                 25,715
10/93                        31,552              30,781                 32,216
10/94                        29,002              31,507                 32,663
10/95                        43,304              38,190                 41,770
10/96                        42,702              44,816                 49,192
10/97                        48,650              59,448                 60,207
10/98                        54,901              63,431                 64,253
10/99                       104,626              76,796                100,054
10/00                       179,287             101,102                129,190
10/1/2001                    56,027              88,514                 72,876
10/2/2002                    30,154              84,283                 58,337

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
*For comparative purposes, the value of the indices on 7/31/92 was used as the beginning value on 8/3/92.

                                       5                   www.oakassociates.com

[GRAPHIC ART OMITTED] Red Oak Technology Select Fund

OCTOBER 31, 2002

RED OAK TECHNOLOGY SELECT FUND
The Fund primarily invests in common stocks of a small number of companies which rely extensively on technology in their product development or operations, or are expected to benefit from technological advances and improvements.


[PHOTO OMITTED]
JAMES D. OELSCHLAGER
CO-PORTFOLIO MANAGER

[PHOTO OMITTED]
DOUGLAS S. MACKAY
CO-PORTFOLIO MANAGER

Red Oak Technology Select Fund returned -49.94% for the year, while the comparative index, the Nasdaq 100 Index, was down 27.44%, and the Lipper Science and Technology Average returned -33.82%. Since inception, and on an annualized basis, the Fund was down 20.10%, versus the Nasdaq 100 Index -14.84% and the Lipper Science & Technology Average -14.76% for the same period.

Although the correction in the Nasdaq hurt all technology sector funds, Red Oak significantly underperformed during the year due to investments in several sub-sectors. Major detractors from performance were investments in fiber optic-related equipment companies, which suffered from the severe decline in telecom spending. We believe the area has growth prospects in the future. But, we have sold out of positions in JDS Uniphase (JDSU) and Ciena (CIEN) until we can better anticipate an improvement in the fundamentals. Storage companies EMC
(EMC), McData (MCDTA) and Brocade (BRCD) were also a drag on performance. But we still believe in the growth prospects for the area and the upside potential in a broad market recovery. We have held onto and continue to add to these investments.

Investments in semiconductor capital equipment holdings performed better than the Nasdaq 100, including industry leaders Applied Materials (AMAT) and Novellus
(NVLS). Institutional investors seeking some short-term technology exposure rotated investment into this area, helping buoy performance. Other areas that were bright spots in a very dim year, include storage company QLogic (QLGC) and online auction company eBay (EBAY).

One new addition to the portfolio during this year was Cognizant (CTSH), an applications management provider that leverages the cost benefits of utilizing overseas technical engineers. We also added Emulex (ELX), another equipment provider to data storage companies, and webMethods (WEBM), a company that is taking advantage of the industry demand toward application integration.

We have positioned the portfolio heavily towards semiconductors, under the belief that chips are at the root of growth and innovation. Capital spending and the economy drive semiconductor demand, and we would expect to see this area do very well in a recovery. Our investments go beyond the PC-related chip exposure, and are weighted more to semiconductors with end market exposure to storage and communications, particularly the wireless area.

Complete portfolio sub-sector and holdings information can be found in the Statements of Net Assets section beginning on page 18.

1-888-462-5386                           6

ALL DATA BELOW AS OF OCTOBER 31, 2002.

------------------------------------------------------------------------------------
Performance Update
------------------------------------------------------------------------------------
                                              Average Annualized Total Returns
------------------------------------------------------------------------------------
                                          1 Year          3 Year         Inception
                                          Return          Return         to Date*
------------------------------------------------------------------------------------
Red Oak Technology Select Fund            (49.94)%        (37.03)%       (20.10)%
------------------------------------------------------------------------------------
NASDAQ 100 Index                          (27.44)%        (27.84)%       (14.84)%
------------------------------------------------------------------------------------
Lipper Science & Technology Average       (33.82)%        (29.55)%       (14.76)%
------------------------------------------------------------------------------------

*Since 12/31/98.


-----------------------------------------------------
Fund Data
-----------------------------------------------------
Ticker Symbol                                  ROGSX
Share Price                                    $4.23
Total Net Assets                               $217M
Portfolio Turnover                            47.80%
2002 Capital Gain Distribution                  None

Top 10 Holdings
                             % of Total
                             Investments
                             -----------
Cisco Systems                    7.9%
Microsoft                        7.3%
Novellus                         6.4%
Flextronics International        5.9%
QLogic                           5.9%
Applied Materials                5.8%
Veritas Software                 5.4%
Intersil                         4.6%
Check Point Software             4.5%
EMC                              4.5%

        COMPARISON OF CHANGE IN THE VALUE OF A $25,000 INVESTMENT IN THE
           RED OAK TECHNOLOGY SELECT FUND, VERSUS THE NASDAQ 100 INDEX
     AND THE LIPPER SCIENCE & TECHNOLOGY AVERAGE SINCE INCEPTION (12/31/98)



                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

                            RED OAK                 NASDAQ               LIPPER SCIENCE &
                    TECHNOLOGY SELECT FUND        100 INDEX         TECHNOLOGY FUNDS OBJECTIVE
12/31/98                     25,000                 25,000                     25,000
10/99                        42,348                 35,932                     39,816
10/00                        84,620                 44,728                     53,860
10/1/2001                    21,121                 18,607                     21,398
10/1/2002                    10,573                 13,501                     14,161

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

                                         7                 www.oakassociates.com

[GRAPHIC ART OMITTED]  Black Oak Emerging Technology Fund

OCTOBER 31, 2002

BLACK OAK EMERGING TECHNOLOGY FUND
The Fund primarily invests in common stocks of companies that are considered to be well-positioned to become market leaders among "emerging" technology companies.


[PHOTO OMITTED]
JAMES D. OELSCHLAGER
CO-PORTFOLIO MANAGER

[PHOTO OMITTED]
JEFFREY B. TRAVIS
CO-PORTFOLIO MANAGER

Black Oak Emerging Technology Fund returned -58.72% for the year, while the comparative index, the Nasdaq 100 Index, was down 27.44%, and the Lipper Science and Technology Average returned -33.82%. Since inception and on an annualized basis, the Fund was down 68.01%, versus the Nasdaq 100 -37.45% and the Lipper Science & Technology Average -43.05% for the same period.

The greatest detractor from performance for the period was exposure to the Telecommunications sector, through ownership in telecom equipment and component providers. We anticipated a recovery in capital spending that never materialized, and the WorldCom bankruptcy caused further damage to an already beaten down sector. We still believe that there are tremendous opportunities in telecom -- data traffic continues to grow, the world is absolutely trending toward greater Internet usage, and innovative communication technologies will come into widespread use. But recovery in telecom will probably lag other areas of technology, and we will maintain a reduced exposure to the sector until signs of fundamental improvement occur. Telecom-related positions in Stratos Lightwave
(STLW), Finisar (FNSR), Aether (AETH), Sonus (SONS) and New Focus (NUFO) contributed to the negative performance, and have been sold out of the Fund.

Among the best performers in Black Oak was Packeteer (PKTR), a company that provides products that ensure quality of networked applications for the Internet and enterprise-wide area networks. Certain semiconductor holdings held up relatively well as compared to the Nasdaq 100. Cree (CREE) outperformed the index, while Marvell (MRVL) and Rudolph Technologies (RTEC) performed in-line.

In the aftermath of 9-11, there is increased demand for disaster-recovery capabilities and secured data. New additions to the Fund include data security and storage companies. In the storage area, we have taken positions in Emulex
(ELX), McData (MCDTA) and Brocade (BRCD). And in data security, we have added Netscreen (NSCN), a firewall company that makes network security systems and appliances to protect corporate networks. We have also purchased Websense
(WBSN), a software provider that monitors employee Internet usage, helping companies to increase worker-productivity. The Fund has also added Hotels.com
(ROOM), an Internet provider for discount price hotel rooms.

Complete portfolio sub-sector and holdings information can be found in the Statements of Net Assets section beginning on page 20.

1-888-462-5386                          8

ALL DATA BELOW AS OF OCTOBER 31, 2002.

---------------------------------------------------------------------------------------
Performance Update
---------------------------------------------------------------------------------------
                                                    Average Annualized Total Returns
---------------------------------------------------------------------------------------
                                                        1 Year           Inception
                                                        Return           to Date*
---------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                     (58.72)%          (68.01)%
---------------------------------------------------------------------------------------
NASDAQ 100 Index                                       (27.44)%          (37.45)%**
---------------------------------------------------------------------------------------
Lipper Science & Technology Average                    (33.82)%          (43.05)%**
---------------------------------------------------------------------------------------

 *The inception date of the Black Oak Emerging Technology Fund was 12/29/00. **Since 12/31/00


-----------------------------------------------
Fund Data
-----------------------------------------------

Ticker Symbol                             BOGSX
Share Price                               $1.23
Total Net Assets                           $41M
Portfolio Turnover                       57.15%
2002 Capital Gain Distribution             None

Top 10 Holdings
                             % of Total
                             Investments
                             -----------
Packeteer                       9.7%
Affymetrix                      8.1%
Cree                            7.8%
Rudolph Technologies            6.9%
Marvell Technology Group        6.5%
Websense                        5.4%
Cerner                          4.5%
Brocade Communications
    Systems                     4.1%
McData                          4.1%
Emulex                          4.1%


        COMPARISON OF CHANGE IN THE VALUE OF A $25,000 INVESTMENT IN THE
         BLACK OAK EMERGING TECHNOLOGY FUND, VERSUS THE NASDAQ 100 INDEX
           AND THE LIPPER SCIENCE & TECHNOLOGY AVERAGE, SINCE 12/31/00


                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]


                           BLACK OAK                                      LIPPER SCIENCE
                     EMERGING TECH FUND      NASDAQ 100 INDEX        & TECHNOLOGY OBJECTIVE
12/31/2000                 $25,000               $25,000                       $25,000
10/1/2001                    7,451                14,579                        13,507
10/1/2002                    3,076                10,579                         8,939

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

                                        9                  www.oakassociates.com

[GRAPHIC ART OMITTED] Live Oak Health Sciences Fund

OCTOBER 31, 2002

LIVE OAK HEALTH SCIENCES FUND
The Fund primarily invests in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

[PHOTO OMITTED]
MARK W. OELSCHLAGER
CO-PORTFOLIO MANAGER

[PHOTO OMITTED]
BRANDI K. ALLEN
CO-PORTFOLIO MANAGER

Live Oak Health Sciences Fund returned -23.54% for the year, while the comparative index, the S&P 500 Health Care Index, was down 17.25%, and the Lipper Health & Biotechnology Average returned -25.15%. Since its inception and on an annualized basis, the Fund was -16.73%, versus the S&P 500 Health Care Index -11.54% and the Lipper Health & Biotechnology Average -23.61% for the same period.

An overall down market, slow economic recovery, and our concentrated style led to Live Oak's underperformance versus the benchmark, the S&P 500 Health Care Index. On the other hand, the Fund continues to be ahead of its peers, as indicated by its outperformance versus the Lipper Health & Biotechnology Average.

Performance was hurt by life-science tools companies, specifically Bruker Daltonics (BDAL), Invitrogen (IVGN) and Caliper Technologies (CALP), which were affected by the slowdown in research spending. In order to narrow our focus to companies that are better executing their product plans, we sold Luminex (LMNX) and Qiagen (QGENF). We continue to like life-science tools companies because they provide technology and innovation to the drug discovery process. These tools open the door to faster, more targeted and effective drug discovery, increasing productivity in the discovery and testing process.

Biopharmaceutical stocks were down sharply for the year, but we established positions at a good time, picking up shares of industry leaders Amgen (AMGN) and Genentech (DNA). We also sold Merck (MRK) and replaced it with Teva Pharmaceuticals (TEVA), which was one of the best performers in the Fund since its addition in March 2002. Performance was also positive with medical device maker Medtronic (MDT), whose Cardiac Rhythm Management area benefited from growth of the implantable defibrillator market.

Live Oak Health Sciences Fund has been positioned to benefit from the long-term trends of an aging population and global expansion, as well as the sequencing of the human genome and the productivity improvements that will result. We believe this area is only beginning to be touched by technology and has great growth opportunity by providing faster drug discovery, better treatments and better distribution.

Complete portfolio sub-sector and holdings information can be found in the Statements of Net Assets section beginning on page 22.


1-888-462-5386                           10

ALL DATA BELOW AS OF OCTOBER 31, 2002.

---------------------------------------------------------------------------------------
Performance Update
---------------------------------------------------------------------------------------
                                                    Average Annualized Total Returns
---------------------------------------------------------------------------------------
                                                        1 Year           Inception
                                                        Return           to Date*
---------------------------------------------------------------------------------------
Live Oak Health Sciences Fund                          (23.54)%          (16.73)%
---------------------------------------------------------------------------------------
S&P 500 Health Care Index                              (17.25)%          (11.54)%**
---------------------------------------------------------------------------------------
Lipper Health & Biotechnology Average                  (25.15)%          (23.61)%**
---------------------------------------------------------------------------------------

 *The inception date of the Live Oak Health Sciences Fund was 6/29/01. **Since 6/30/01


----------------------------------------------
Fund Data
----------------------------------------------

Ticker Symbol                           LOGSX
Share Price                             $7.83
Total Net Assets                         $19M
Portfolio Turnover                     31.00%
2002 Capital Gain Distribution           None

Top 10 Holdings
                             % of Total
                             Investments
                             -----------
Affymetrix                      10.7%
Cardinal Health                  9.0%
Medtronic                        7.2%
Cerner                           6.1%
Pfizer                           6.0%
Applied Biosystems
   Group - Applera               5.0%
Techne                           5.0%
Waters                           5.0%
Medicis Pharmaceuticals          4.9%
Teva Pharmaceutical
   Industries                    4.8%


                 COMPARISON OF CHANGE IN THE VALUE OF A $25,000
             INVESTMENT IN THE LIVE OAK HEALTH SCIENCES FUND, VERSUS
                         THE S&P 500 HEALTH CARE INDEX,
          AND THE LIPPER HEALTH & BIOTECHNOLOGY AVERAGE, SINCE 6/30/01


                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]


                         LIVE OAK                S&P HEALTHCARE          LIPPER HEALTH &
                   HEALTH SCIENCE FUND          COMPOSITE INDEX        BIOTECHNOLOGY OBJECTIVE
6/30/2001                  25,000                    25,000                     25,000
10/1/2001                  25,598                    25,657                     23,431
10/1/2002                  19,572                    21,231                     17,538

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

                                        11                 www.oakassociates.com

[GRAPHIC ART OMITTED] Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31,


                                              REALIZED AND                                             NET
            NET ASSET                          UNREALIZED       DISTRIBUTIONS     DISTRIBUTIONS       ASSET
              VALUE              NET            GAINS OR          FROM NET            FROM            VALUE
            BEGINNING        INVESTMENT       (LOSSES) ON        INVESTMENT          CAPITAL         END OF
            OF PERIOD           LOSS           SECURITIES          INCOME             GAINS          PERIOD
--------------------------------------------------------------------------------------------------------------------
WHITE OAK GROWTH STOCK FUND
 2002       $34.54             $(0.12)            $(11.20)        $  --            $    --          $23.22
 2001        77.05              (0.15)             (42.08)           --              (0.28)          34.54
 2000        53.28              (0.19)              23.96            --                 --           77.05
 1999        34.04              (0.13)              19.37            --                 --           53.28
 1998(1)     29.29              (0.05)               4.86            --              (0.06)          34.04

PIN OAK AGGRESSIVE STOCK FUND
 2002       $21.61             $(0.20)            $ (9.78)        $  --            $    --          $11.63
 2001        69.45              (0.32)             (47.27)           --              (0.25)          21.61
 2000        41.85              (0.20)              29.33            --              (1.53)          69.45
 1999        21.96              (0.13)              20.02            --                 --           41.85
 1998(1)     19.46              (0.15)               2.65            --                 --           21.96

RED OAK TECHNOLOGY SELECT FUND
 2002      $  8.45             $(0.08)            $ (4.14)        $  --            $    --          $ 4.23
 2001        33.85              (0.14)             (25.26)           --                 --            8.45
 2000        16.94              (0.13)              17.04            --                 --           33.85
 1999(2)     10.00              (0.05)               6.99            --                 --           16.94

BLACK OAK EMERGING TECHNOLOGY FUND
 2002      $  2.98             $(0.02)            $ (1.73)        $  --            $    --          $ 1.23
 2001(3)     10.00              (0.02)              (7.00)           --                 --            2.98

LIVE OAK HEALTH SCIENCES FUND
 2002       $10.24             $(0.05)            $ (2.36)        $  --            $    --          $ 7.83
 2001(4)     10.00              (0.01)               0.25            --                 --           10.24

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIODS PRIOR TO FEBRUARY 27, 1998 IS THE FINANCIAL DATA OF THE WHITE OAK GROWTH STOCK FUND AND THE PIN OAK AGGRESSIVE STOCK FUND, RESPECTIVELY, EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND.
(2) THE RED OAK TECHNOLOGY SELECT FUND COMMENCED OPERATIONS ON DECEMBER 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

1-888-462-5386                            12

                                                                                                   RATIO OF NET
                                                                                     RATIO OF       INVESTMENT
                                                                  RATIO OF           EXPENSES          LOSS
                                NET ASSETS         RATIO OF    NET INVESTMENT       TO AVERAGE      TO AVERAGE
                                  END OF          EXPENSES TO       LOSS            NET ASSETS      NET ASSETS        PORTFOLIO
                  TOTAL           PERIOD            AVERAGE      TO AVERAGE         (EXCLUDING      (EXCLUDING        TURNOVER
                  RETURN           (000)          NET ASSETS     NET ASSETS          WAIVERS)        WAIVERS)           RATE
--------------------------------------------------------------------------------------------------------------------------------

WHITE OAK GROWTH
 2002              (32.77)%     $1,593,995           1.00%          (0.32)%             1.01%          (0.33)%          10.76%
 2001              (54.99)       3,188,358           0.95           (0.31)              0.95           (0.31)           15.44
 2000               44.61        6,219,080           0.96           (0.38)              0.96           (0.38)           13.86
 1999               56.52        2,196,364           1.00           (0.34)              1.04           (0.38)            6.27
 1998(1)            16.48          830,219           1.00           (0.22)              1.07           (0.29)            6.16

PIN OAK AGGRESSIVE STOCK FUND
 2002              (46.18)%    $   143,775           1.00%          (0.87)%             1.09%          (0.96)%          17.68%
 2001              (68.75)         363,083           0.99           (0.82)              0.99           (0.82)           20.91
 2000               71.36        1,219,288           1.00           (0.59)              1.02           (0.61)           13.16
 1999               90.57          131,755           1.00           (0.57)              1.10           (0.67)           26.47
 1998(1)            12.85           41,444           1.00           (0.79)              1.14           (0.93)           10.04

RED OAK TECHNOLOGY SELECT FUND
 2002              (49.94)%    $   217,390           1.00%          (0.97)%             1.10%          (1.07)%          47.80%
 2001              (75.04)         531,663           0.98           (0.84)              0.98           (0.84)           53.98
 2000               99.82        2,220,110           0.99           (0.79)              1.01           (0.81)           40.13
 1999(2)            69.40+         168,562           1.00           (0.81)              1.20           (1.01)           16.54

BLACK OAK EMERGING TECHNOLOGY FUND
 2002              (58.72)%    $    40,583           1.00%          (0.86)%             1.20%          (1.06)%          57.15%
 2001(3)           (70.20)+        104,191           1.00           (0.52)              1.12           (0.64)            5.99

LIVE OAK HEALTH SCIENCES FUND
 2002              (23.54)%    $    18,686           1.00%          (0.56)%             1.18%          (0.74)%          31.00%
 2001(4)             2.40+          21,134           1.00           (0.49)              1.23           (0.72)               --



(3) THE BLACK OAK EMERGING TECHNOLOGY FUND COMMENCED OPERATIONS ON DECEMBER 29, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) THE LIVE OAK HEALTH SCIENCES FUND COMMENCED OPERATIONS ON JUNE 29, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "__" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                       13                  www.oakassociates.com

[GRAPHIC ART OMITTED] Statement of Net Assets

OCTOBER 31, 2002


--------------------------------------------------------------------------------
White Oak GrowthStock Fund
--------------------------------------------------------------------------------
                                            MARKET
DESCRIPTION                  SHARES      VALUE (000)
--------------------------------------------------------------------------------


COMMON STOCK -- 98.5%

 COMMERCIAL BANKS-- 4.2%
 Citigroup                 1,810,000     $   66,879
                                         ----------
                                             66,879
                                         ----------

 COMPUTER COMMUNICATIONS EQUIPMENT --  8.7%
 Cisco Systems*            8,950,000        100,061
 Juniper Networks*         6,520,000         37,979
                                         ----------
                                            138,040
                                         ----------

 DATA STORAGE --  5.5%

 Brocade Communications
   Systems*                5,650,000         38,815
 EMC*                      9,725,000         49,695
                                         ----------
                                             88,510
                                         ----------

 ELECTROMEDICAL & ELECTROTHERAPEUTIC
     APPARATUS--  6.2%
  Medtronic                2,200,000         98,560
                                         ----------
                                             98,560
                                         ----------

 ELECTRONIC COMPUTERS --  3.1%
 Dell Computer*            1,700,000         48,637
                                         ----------
                                             48,637
                                         ----------

 FIRE, MARINE & CASUALTY INSURANCE --  3.9%
 American International
   Group                     982,500         61,455
                                         ----------
                                             61,455
                                         ----------

 OPTICAL NETWORKING SYSTEMS--  1.1%
 Ciena*                    4,713,000         17,344
                                         ----------
                                             17,344
                                         ----------

--------------------------------------------------------------------------------
                                           MARKET
DESCRIPTION                  SHARES      VALUE (000)
--------------------------------------------------------------------------------
 PHARMACEUTICAL PREPARATIONS--  11.9%
 Eli Lilly                 1,190,000     $   66,045
 Pfizer                    3,910,000        124,221
                                         ----------
                                            190,266
                                         ----------

 SECURITY BROKERS, DEALERS &
    FLOTATION COMPANIES --  9.0%
 Charles Schwab            7,250,000         66,555
 Morgan Stanley            1,975,000         76,867
                                         ----------
                                            143,422
                                         ----------


 SEMICONDUCTOR CAPITAL EQUIPMENT --  8.0%
 Applied Materials*        8,525,000        128,131
                                         ----------
                                            128,131
                                         ----------

 SEMICONDUCTORS & RELATED DEVICES--  9.5%
 Intel                     3,100,000         53,630
 Linear Technology         2,540,000         70,206
 PMC-Sierra*               5,750,000         28,002
                                         ----------
                                            151,838
                                         ----------

 SERVICES - COMPUTER PROCESSING--  2.4%
 First Data                1,120,000         39,133
                                         ----------
                                             39,133
                                         ----------


 SERVICES - PREPACKAGED SOFTWARE--  12.6%
 Microsoft*                2,475,000        132,338
 Veritas*                  4,465,000         68,091
                                         ----------
                                            200,429
                                         ----------


 SHORT-TERM BUSINESS CREDIT INSTITUTIONS--  8.8%
 MBNA                      6,925,000        140,647
                                         ----------
                                            140,647
                                         ----------

1-888-462-5386                         14

--------------------------------------------------------------------------------
White Oak Growth Stock Fund (CONTINUED)
--------------------------------------------------------------------------------




                          SHARES/FACE      MARKET
DESCRIPTION              AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
 WHOLESALE - DRUGS PROPRIETARIES & DRUGGISTS'
     SUNDRIES --  3.6%
 Cardinal Health             830,000     $   57,444
                                         ----------
                                             57,444
                                         ----------

 TOTAL COMON STOCK
     (Cost $3,222,770)                    1,570,735
                                         ----------


 REPURCHASE AGREEMENT -- 1.9%
 ABN Amro (A)
   1.810%, dated 10/31/02,
   matures 11/01/02, repurchase
   price $29,941,109 (collateralized
   by U.S. Government
   obligations, total market
   value: $30,538,825)       $29,940         29,940
                                         ----------

 TOTAL REPURCHASE AGREEMENT
     (Cost $29,940)                          29,940
                                         ----------

 TOTAL INVESTMENTS -- 100.4%
     (Cost $3,252,710)                    1,600,675
                                         ----------

 OTHER ASSETS AND LIABILITIES, NET -- (0.4)%
 Investment Advisory Fee Payable               (775)
 Administration Fee Payable                     (50)
 Other Assets and Liabilities                (5,855)
                                         ----------
                                             (6,680)
                                         ----------

                                         Value (000)
--------------------------------------------------------------------------------
 NET ASSETS:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 68,654,096
   outstanding shares of
   beneficial interest                   $4,715,045
 Accumulated net realized loss
   on investments                        (1,469,015)
 Net unrealized depreciation
   on investments                        (1,652,035)
                                         ----------

 TOTAL NET ASSETS -- 100.0%              $1,593,995
                                         ==========

 Net Asset Value, Offering and Redemption
   Price Per Share                           $23.22
                                             ======

 * NON-INCOME PRODUCING SECURITY
 (A) TRI-PARTY REPURCHASE AGREEMENT
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
 OF THE FINANCIAL STATEMENTS.

                                       15                  www.oakassociates.com

[GRAPHIC ART OMITTED] Statement of Net Assets

OCTOBER 31, 2002


--------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund
--------------------------------------------------------------------------------
                                           MARKET
DESCRIPTION                   SHARES     VALUE (000)
--------------------------------------------------------------------------------


COMMON STOCK -- 98.1%
 ACCOUNTING - BOOKKEEPING-- 4.1%
 Paychex                     205,000     $    5,908
                                         ----------
                                              5,908
                                         ----------

 COMPUTER COMMUNICATIONS EQUIPMENT -- 13.1%
 Cisco Systems*            1,180,000         13,192
 Juniper Networks*           965,000          5,621
                                         ----------
                                             18,813
                                         ----------

 DATA STORAGE -- 2.6%
 Brocade Communications
   Systems*                  540,000          3,710
                                         ----------
                                              3,710
                                         ----------

 FIBER OPTIC COMPONENTS-- 2.9%
 JDS Uniphase*             1,850,000          4,164
                                         ----------
                                              4,164
                                         ----------

 LABORATORY ANALYTICAL INSTRUMENTS-- 6.6%
 Waters*                     375,000          9,443
                                         ----------
                                              9,443
                                         ----------

 OPTICAL NETWORKING SYSTEMS-- 3.2%
 Ciena*                    1,250,000          4,600
                                         ----------
                                              4,600
                                         ----------

 SECURITY BROKERS, DEALERS & FLOTATION
    COMPANIES-- 4.8%
 Charles Schwab              750,000          6,885
                                         ----------
                                              6,885
                                         ----------

                                           MARKET
DESCRIPTION                  SHARES      VALUE (000)
--------------------------------------------------------------------------------

 SEMICONDUCTOR CAPITAL EQUIPMENT -- 4.9%
 Applied Materials*          465,000     $    6,989
                                         ----------
                                              6,989
                                         ----------

 SEMICONDUCTORS & RELATED DEVICES-- 22.2%
 Atmel*                    2,160,000          3,607
 Linear Technology           245,000          6,772
 Maxim Integrated*           350,000         11,144
 PMC-Sierra*                 485,000          2,362
 Xilinx*                     420,000          7,976
                                         ----------
                                             31,861
                                         ----------


 SERVICES - COMPUTER PROGRAMMING
    SERVICES -- 2.8%
 Cognizant Technology
   Solutions*                 62,000          4,103
                                         ----------
                                              4,103
                                         ----------

 SERVICES - HOME HEALTH CARE SERVICES -- 8.3%
 Express Scripts, Cl A*      220,000         11,957
                                         ----------
                                             11,957
                                         ----------

 SERVICES - PREPACKAGED SOFTWARE-- 12.5%
 Advent Software*            450,000          6,349
 Cerner*                     150,000          5,341
 Veritas Software*           415,000          6,329
                                         ----------
                                             18,019
                                         ----------

 SHORT-TERM BUSINESS CREDIT INSTITUTIONS-- 7.8%
 MBNA                        550,000         11,171
                                         ----------
                                             11,171
                                         ----------

1-888-462-5386                           16

--------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund (CONTINUED)
--------------------------------------------------------------------------------
                           SHARES/FACE      MARKET
DESCRIPTION                AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
 TELEGRAPH & OTHER MESSAGE
    COMMUNICATIONS -- 2.3%
 Extreme Networks*           800,000     $    3,368
                                         ----------
                                              3,368
                                         ----------

 TOTAL COMMON STOCK
      (Cost $490,735)                       140,991
                                         ----------

 REPURCHASE AGREEMENT -- 2.0%
 ABN Amro (A)
    1.810%, dated 10/31/02,
    matures 11/01/02,
    repurchase price
    $2,895,508
    (collateralized by
    U.S. Government
    obligations, total
    market value:
   $2,953,687)                $2,895          2,895
                                         ----------

 TOTAL REPURCHASE AGREEMENT
      (Cost $2,895)                           2,895
                                         ----------

 TOTAL INVESTMENTS -- 100.1%
      (Cost $493,630)                       143,886
                                         ----------

 OTHER ASSETS AND LIABILITIES, NET -- (0.1)%
 Investment Advisory Fee
 Payable                                        (49)
 Administration Fee Payable                      (5)
 Other Assets and Liabilities                   (57)
                                         ----------
                                               (111)
                                         ----------

                                         Value (000)
--------------------------------------------------------------------------------
 NET ASSETS:

 Portfolio Shares (unlimited
 authorization-- no par value)
 based on 12,357,589 outstanding
 shares of beneficial interest           $1,080,131

 Accumulated net realized loss
   on investments                          (586,612)

 Net unrealized depreciation
   on investments                          (349,744)
                                         ----------

 TOTAL NET ASSETS-- 100.0%               $  143,775
                                         ==========

 Net Asset Value, Offering and Redemption
   Price Per Share                           $11.63
                                             ======

 * NON-INCOME PRODUCING SECURITY
 (A) TRI-PARTY REPURCHASE AGREEMENT
 CL -- CLASS
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      17                   www.oakassociates.com

[GRAPHIC ART OMITTED] Statement of Net Assets

OCTOBER 31, 2002


--------------------------------------------------------------------------------
Red Oak Technology Select Fund
--------------------------------------------------------------------------------
                                            MARKET
DESCRIPTION                  SHARES       VALUE (000)
--------------------------------------------------------------------------------


COMMON STOCK -- 97.9%

 COMPUTER COMMUNICATIONS EQUIPMENT -- 12.2%
 Cisco Systems*            1,528,800     $   17,092
 Juniper Networks*         1,620,500          9,440
                                         ----------
                                             26,532
                                         ----------

 CONSUMER WIRELESS DEVICES-- 3.2%
 Qualcomm*                   200,000          6,904
                                         ----------
                                              6,904
                                         ----------

 CONTRACT MANUFACTURERS -- 5.9%
 Flextronics
   International*          1,545,000         12,916
                                         ----------
                                             12,916
                                         ----------

 DATA STORAGE -- 20.3%
 Brocade Communications
   Systems*                1,242,600          8,537
 EMC*                      1,905,200          9,736
 Emulex*                     400,000          7,180
 McData, Cl A*               910,500          5,991
 QLogic*                     365,200         12,713
                                         ----------
                                             44,157
                                         ----------

 E-COMMERCE - SERVICES-- 1.0%
 eBay*                        34,800          2,201
                                         ----------
                                              2,201
                                         ----------

 SEMICONDUCTOR CAPITAL EQUIPMENT -- 12.2%
 Applied Materials*          843,700         12,681
 Novellus*                   437,000         13,809
                                         ----------
                                             26,490
                                         ----------

                          SHARES/FACE       MARKET
DESCRIPTION               AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

 SEMICONDUCTORS & RELATED DEVICES -- 17.3%
 Broadcom, Cl A*             580,000     $    6,948
 Intersil, Cl A*             585,000          9,939
 Maxim Integrated
   Products*                 268,600          8,552
 PMC-Sierra*                 682,000          3,321
 Semtech*                    631,000          8,916
                                         ----------
                                             37,676
                                         ----------

 SERVICES - COMPUTER PROGRAMMING
    SERVICES -- 3.5%
 Cognizant Technology
   Solutions*                113,200          7,490
                                         ----------
                                              7,490
                                         ----------

 SERVICES - PREPACKAGED
    SOFTWARE-- 22.3%
 Check Point Software*       709,000          9,777
 Microsoft*                  298,100         15,939
 Tibco Software*           1,751,500          8,758
 Veritas Software*           769,000         11,727
 webMethods*                 316,000          2,285
                                         ----------
                                             48,486
                                         ----------

 TOTAL COMMON STOCK
     (Cost $584,194)                        212,852
                                         ----------

 REPURCHASE AGREEMENT -- 1.9%
 ABN Amro (A)
   1.750%, dated 10/31/02,
   matures 11/01/02,
   repurchase price $4,139,078
   (collateralized by U.S.
   Government obligations,
   total market value:
   $4,221,658)                $4,139          4,139
                                         ----------

 TOTAL REPURCHASE AGREEMENT
     (Cost $4,139)                            4,139
                                         ----------

1-888-462-5386                          18

--------------------------------------------------------------------------------
Red Oak Technology Select Fund (CONTINUED)
--------------------------------------------------------------------------------

                                         VALUE (000)
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS-- 99.8%
     (Cost $588,333)                     $  216,991
                                         ----------

 OTHER ASSETS AND LIABILITIES, NET -- 0.2%
 Investment Advisory Fee Payable                (66)
 Administration Fee Payable                      (7)
 Other Assets and Liabilities                   472
                                         ----------
                                                399
                                         ----------

 NET ASSETS:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 51,392,021 outstanding
   shares of beneficial interest          2,004,653
 Accumulated net realized loss
   on investments                        (1,415,921)
 Net unrealized depreciation
   on investments                          (371,342)
                                         ----------

 TOTAL NET ASSETS-- 100.0%               $  217,390
                                         ==========

 Net Asset Value, Offering and Redemption
   Price Per Share                            $4.23
                                              =====

 * NON-INCOME PRODUCING SECURITY
 (A) TRI-PARTY REPURCHASE AGREEMENT
 CL -- CLASS
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      19                  www.oakassociates.com

[GRAPHIC ART OMITTED] Statement of Net Assets

OCTOBER 31, 2002


--------------------------------------------------------------------------------
Black Oak Emerging Technology Fund
--------------------------------------------------------------------------------
                                            MARKET
DESCRIPTION                  SHARES       VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.1%

 COMPUTER COMMUNICATIONS EQUIPMENT -- 4.0%
 Netscreen Technologies*     123,100     $    1,621
                                         ----------
                                              1,621
                                         ----------

 DATA STORAGE -- 12.4%
 Brocade Communications
 Systems*                    244,800          1,682
 Emulex*                      93,000          1,669
 McData, Cl A*               254,100          1,672
                                         ----------
                                              5,023
                                         ----------

 E-COMMERCE - SERVICES-- 4.0%
 eBay*                        25,700          1,625
                                         ----------
                                              1,625
                                         ----------

 SEMICONDUCTOR CAPITAL EQUIPMENT -- 6.9%
 Rudolph Technologies*       165,000          2,818
                                         ----------
                                              2,818
                                         ----------


 SEMICONDUCTORS & RELATED DEVICES-- 29.2%
 Broadcom, Cl A*             135,800          1,627
 Cree*                       183,700          3,169
 Intersil, Cl A*              78,600          1,335
 Ixia*                       230,000            819
 Marvell Technology
   Group*                    162,000          2,626
 Microtune*                  593,500          1,003
 Sirenza Microdevices*       230,500            346
 Skyworks Solutions*         130,000            923
                                         ----------
                                             11,848
                                         ----------

                                           MARKET
DESCRIPTION                  SHARES      VALUE (000)
--------------------------------------------------------------------------------

 SERVICES - COMMERCIAL PHYSICAL &
     BIOLOGICAL RESEARCH-- 8.1%
 Affymetrix*                 126,000     $    3,289
                                         ----------
                                              3,289
                                         ----------

 SERVICES - COMPUTER INTEGRATED
    SYSTEMS DESIGN-- 6.4%
 At Road*                     80,500            402
 Websense*                   108,600          2,193
                                         ----------
                                              2,595
                                         ----------

 SERVICES - COMPUTER PROGRAMMING
    SERVICES -- 2.8%
 Cognizant Technology
   Solutions*                 17,200          1,138
                                         ----------
                                              1,138
                                         ----------

 SERVICES - PREPACKAGED SOFTWARE-- 22.3%
 Cerner*                      51,000          1,816
 Concord
   Communications*           156,000          1,140
 Hotels.com, Cl A*            16,700          1,041
 Overture Services*           28,600            787
 Packeteer*                  745,600          3,952
 StorageNetworks*            344,500            324
                                         ----------
                                              9,060
                                         ----------

 TOTAL COMMON STOCK
     (Cost $63,826)                          39,017
                                         ----------

1-888-462-5386                         20

--------------------------------------------------------------------------------
Black Oak Emerging Technology Fund (CONTINUED)
--------------------------------------------------------------------------------

                               FACE         MARKET
DESCRIPTION                AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENT -- 5.4%
 Salomon Smith Barney (A)
   1.800%, dated 10/31/02, matures
   11/01/02, repurchase price
   $2,172,308 (collateralized
   by U.S. Government
   obligations, total market
   value: $2,218,318)         $2,172     $    2,172
                                         ----------

 TOTAL REPURCHASE AGREEMENT
     (Cost $2,172)                            2,172
                                         ----------

 TOTAL INVESTMENTS -- 101.5%
     (Cost $65,998)                          41,189
                                         ----------

 OTHER ASSETS AND LIABILITIES, NET -- (1.5)%
 Receivable from Investment Advisor               3
 Administration Fee Payable                      (1)
 Other Assets and Liabilities                  (608)
                                         ----------
                                               (606)
                                         ----------

 NET ASSETS:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 33,018,245 outstanding
   shares of beneficial interest            353,641
 Accumulated net realized loss
   on investments                          (288,249)
 Net unrealized depreciation
   on investments                           (24,809)
                                         ----------

 TOTAL NET ASSETS-- 100.0%               $   40,583
                                         ==========

 Net Asset Value, Offering and Redemption
   Price Per Share                            $1.23
                                              =====

 * NON-INCOME PRODUCING SECURITY
 (A) TRI-PARTY REPURCHASE AGREEMENT
 CL -- CLASS
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      21                   www.oakassociates.com

[GRAPHIC ART OMITTED] Statement of Net Assets

OCTOBER 31, 2002

--------------------------------------------------------------------------------
Live Oak Health Sciences Fund
--------------------------------------------------------------------------------

                                            MARKET
DESCRIPTION                  SHARES      VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 92.7%

 BIOLOGICAL PRODUCTS-- 11.3%
 Amgen*                       17,300     $      805
 Genentech*                   14,400            491
 Invitrogen*                  29,000            809
                                         ----------
                                              2,105
                                         ----------

 ELECTROMEDICAL & ELECTROTHERAPEUTIC
     APPARATUS-- 7.2%
 Medtronic                    29,900          1,340
                                         ----------
                                              1,340
                                         ----------

 LABORATORY ANALYTICAL INSTRUMENTS -- 14.1%
 Applied Biosystems Group -
   Applera                    45,900            929
 Bruker Daltonics*            75,900            417
 Molecular Devices*           26,700            359
 Waters*                      36,800            927
                                         ----------
                                              2,632
                                         ----------

 PHARMACEUTICAL PREPARATIONS-- 23.4%
 Eli Lilly                    13,300            738
 Johnson & Johnson            12,300            723
 Medicis Pharmaceutical,
   Cl A*                      19,800            909
 Pfizer                       35,000          1,112
 Teva Pharmaceutical
   Industries ADR             11,500            890
                                         ----------
                                              4,372
                                         ----------


                                            MARKET
DESCRIPTION                   SHARES      VALUE (000)
--------------------------------------------------------------------------------

 SEMICONDUCTORS & RELATED DEVICES -- 1.8%
 Caliper Technologies*        81,000     $      329
                                         ----------
                                                329
                                         ----------

 SERVICES - COMMERCIAL PHYSICAL & BIOLOGICAL
     RESEARCH-- 10.7%
 Affymetrix*                  76,900          2,007
                                         ----------
                                              2,007
                                         ----------

 SERVICES - HOME HEALTH CARE SERVICES -- 4.3%
 Express Scripts, Cl A*       14,700            799
                                         ----------
                                                799
                                         ----------


 SERVICES - PREPACKAGED SOFTWARE-- 6.1%
 Cerner*                      32,100          1,143
                                         ----------
                                              1,143
                                         ----------

 SURGICAL & MEDICAL INSTRUMENTS &
     APPARATUS-- 4.9%
 Techne*                      28,100            927
                                         ----------
                                                927
                                         ----------

 WHOLESALE - DRUGS, PROPRIETARIES &
     DRUGGISTS' SUNDRIES-- 8.9%
 Cardinal Health              24,200          1,675
                                         ----------
                                              1,675
                                         ----------

 TOTAL COMMON STOCK
  (Cost $19,605)                             17,329
                                         ----------

1-888-462-5386                       22

--------------------------------------------------------------------------------
Live Oak Health Sciences Fund (CONTINUED)
--------------------------------------------------------------------------------
                                FACE         MARKET
DESCRIPTION                 AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENT -- 6.4%
 ABN Amro (A)
   1.810%, dated 10/31/02,
   matures 11/01/02,
   repurchase price
   $1,187,272
   (collateralized by U.S.
   Government obligations,
   total market
   value: $1,211,244)         $1,187     $    1,187
                                         ----------

 TOTAL REPURCHASE AGREEMENT
     (Cost $1,187)                            1,187
                                         ----------

 TOTAL INVESTMENTS -- 99.1%
      (Cost $20,792)                         18,516
                                         ----------

 OTHER ASSETS AND LIABILITIES, NET -- 0.9%
 Investment Advisory Fee Payable                 (6)
 Administration Fee Payable                      (1)
 Other Assets and Liabilities                   177
                                         ----------
                                                170
                                         ----------



                                         VALUE (000)
--------------------------------------------------------------------------------
 NET ASSETS:
 Portfolio Shares (unlimited
 authorization-- no par value)
 based on 2,385,292 outstanding
 shares of beneficial interest           $   24,090

 Accumulated net realized loss
   on investments                            (3,128)
 Net unrealized depreciation
   on investments                            (2,276)
                                         ----------

 TOTAL NET ASSETS-- 100.0%               $   18,686
                                         ==========

 Net Asset Value, Offering and Redemption
   Price Per Share                            $7.83
                                              =====
 * NON-INCOME PRODUCING SECURITY
 (A) TRI-PARTY REPURCHASE AGREEMENT
 ADR -- AMERICAN DEPOSITORY RECEIPT
 CL -- CLASS
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      23                   www.oakassociates.com

[GRAPHIC ART OMITTED] Statements of Operations (000)

FOR THE YEAR ENDED OCTOBER 31, 2002

                                                   WHITE OAK
                                                 GROWTH STOCK
                                                     FUND
------------------------------------------------------------------
Investment Income:
   Dividends                                      $   17,643
   Interest                                              273
------------------------------------------------------------------
      Total Investment Income                         17,916
------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                           19,513
   Administration Fees                                 1,055
   Custodian Fees                                        128
   Transfer Agent Fees                                 4,995
   Professional Fees                                     114
   Trustee Fees                                           97
   Registration Fees                                     (21)
   Printing Fees                                         668
   Insurance and Other Fees                               47
------------------------------------------------------------------
      Total Expenses                                  26,596
------------------------------------------------------------------
   Less: Investment Advisory Fees Waived                (227)
------------------------------------------------------------------
      Net Expenses                                    26,369
------------------------------------------------------------------
      Net Investment Loss                             (8,453)
------------------------------------------------------------------
   Net Realized Loss on
      Securities Sold                               (719,946)
   Net Change in Unrealized Appreciation
      (Depreciation) of Investment
      Securities                                    (162,630)
------------------------------------------------------------------
      Net Realized and Unrealized
           Loss on Investments                      (882,576)
------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
      From Operations                              $(891,029)
==================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

1-888-462-5386                       24


                                                      PIN OAK               RED OAK             BLACK OAK             LIVE OAK
                                                  AGGRESSIVE STOCK     TECHNOLOGY SELECT   EMERGING TECHNOLOGY     HEALTH SCIENCES
                                                        FUND                 FUND                 FUND                  FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                      $        305        $         --            $       --           $       80
   Interest                                                 40                  123                  131                   10
------------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                              345                  123                  131                   90
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                              2,041                3,217                  690                  152
   Administration Fees                                     110                  174                   37                    8
   Custodian Fees                                           15                   21                    5                    1
   Transfer Agent Fees                                     737                1,184                  404                   76
   Professional Fees                                        11                   17                    3                    1
   Trustee Fees                                             10                   16                    3                    1
   Registration Fees                                        11                   21                  (51)                  (2)
   Printing Fees                                            66                  105                   23                    6
   Insurance and Other Fees                                  5                    8                    2                  --
------------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                     3,006                4,763                1,116                  243
------------------------------------------------------------------------------------------------------------------------------------
   Less: Investment Advisory Fees Waived                  (249)                (416)                (183)                 (37)
------------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                       2,757                4,347                  933                  206
------------------------------------------------------------------------------------------------------------------------------------
      Net Investment Loss                               (2,412)              (4,224)                (802)                (116)
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss on
      Securities Sold                                 (435,617)            (734,657)            (212,719)              (3,128)
   Net Change in Unrealized Appreciation
      (Depreciation) of Investment
      Securities                                       304,193              495,846              148,461               (2,790)
------------------------------------------------------------------------------------------------------------------------------------
      Net Realized and Unrealized
           Loss on Investments                        (131,424)            (238,811)             (64,258)              (5,918)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
      From Operations                                $(133,836)           $(243,035)            $(65,060)             $(6,034)
====================================================================================================================================

                                       25                  www.oakassociates.com

[GRAPHIC ART OMITTED] Statements of Changes in Net Assets (000)

FOR THE PERIODS ENDED OCTOBER 31,

                                                                        WHITE OAK
                                                                      GROWTH STOCK
                                                                           FUND
-----------------------------------------------------------------------------------------------
                                                                 11/01/01         11/01/00
                                                               TO 10/31/02      TO 10/31/01
-----------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss                                         $    (8,453)     $    (14,150)
   Net Realized Loss on Securities Sold                           (719,946)         (749,069)
   Net Change in Unrealized Appreciation (Depreciation)
      of Investment Securities                                    (162,630)       (3,197,513)
-----------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                                   (891,029)       (3,960,732)
-----------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Realized Capital Gains                                            --              (23,502)
-----------------------------------------------------------------------------------------------
      Total Distributions                                            --              (23,502)
-----------------------------------------------------------------------------------------------
Capital Share Transactions (in dollars):
   Shares Issued                                                                     629,770
   Shares Issued in Lieu of Cash Distributions                       --               22,486
   Shares Redeemed                                              (1,333,104)       (1,877,172)
-----------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
         from Capital Share Transactions                          (703,334)          953,512
-----------------------------------------------------------------------------------------------
            Total Increase (Decrease) in Net Assets             (1,594,363)       (3,030,722)
-----------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                           3,188,358         6,219,080
-----------------------------------------------------------------------------------------------
   End of Period                                               $ 1,593,995      $  3,188,358
===============================================================================================
Shares Issued and Redeemed:
   Issued                                                           18,684            51,949
   Issued in Lieu of Cash Distributions                              --                  318
   Redeemed                                                        (42,333)          (40,681)
-----------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Share Transactions                (23,649)           11,586
===============================================================================================

(1) THE BLACK OAK EMERGING TECHNOLOGY FUND COMMENCED OPERATIONS ON DECEMBER 29, 2000.
(2) THE LIVE OAK HEALTH SCIENCES FUND COMMENCED OPERATIONS ON JUNE 29,
    2001.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

1-888-462-5386                        26


                                                                          PIN OAK                          RED OAK
                                                                     AGGRESSIVE STOCK                    TECHNOLOGY
                                                                            FUND                          SELECT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                 11/01/01        11/01/00            11/01/01         11/01/00
                                                               TO 10/31/02     TO 10/31/01         TO 10/31/02      TO 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss                                         $    (2,412)    $    (5,385)         $    (4,224)    $    (8,576)
   Net Realized Loss on Securities Sold                           (435,617)       (144,265)            (734,657)       (623,331)
   Net Change in Unrealized Appreciation (Depreciation)
      of Investment Securities                                     304,193        (749,673)             495,846      (1,091,593)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                                   (133,836)       (899,323)            (243,035)     (1,723,500)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Realized Capital Gains                                               --          (4,485)               --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                               --          (4,485)               --                 --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (in dollars):
   Shares Issued                                                 2,808,198         122,969              597,432         306,081
   Shares Issued in Lieu of Cash Distributions                          --           4,263                  --              --
   Shares Redeemed                                                (208,441)       (554,092)            (377,319)     (1,033,195)
------------------------------------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
         from Capital Share Transactions                           (85,472)         47,603              (71,238)         35,053
------------------------------------------------------------------------------------------------------------------------------------
            Total Increase (Decrease) in Net Assets               (219,308)       (856,205)            (314,273)     (1,688,447)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                             363,083       1,219,288              531,663       2,220,110
------------------------------------------------------------------------------------------------------------------------------------
   End of Period                                               $   143,775      $  363,083          $   217,390     $   531,663
====================================================================================================================================
Shares Issued and Redeemed:
   Issued                                                            5,912          13,954               37,931          58,555
   Issued in Lieu of Cash Distributions                                 --              73                --                 --
   Redeemed                                                        (10,358)        (14,778)             (49,492)        (61,187)
------------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Share Transactions                 (4,446)           (751)             (11,561)         (2,632)
====================================================================================================================================




                                                                       BLACK OAK                            LIVE OAK
                                                                  EMERGING TECHNOLOGY                    HEALTH SCIENCES
                                                                          FUND                                 FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                 11/01/01        12/29/00(1)          11/01/01       06/29/01(2)
                                                               TO 10/31/02      TO 10/31/01         TO 10/31/02     TO 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss                                           $      (802)  $       (817)        $    (116)      $     (26)
   Net Realized Loss on Securities Sold                             (212,719)       (75,530)           (3,128)             --
   Net Change in Unrealized Appreciation (Depreciation)
      of Investment Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                                     148,461       (173,270)           (2,790)            514
   Net Increase (Decrease) in Net Assets
      Resulting from Operations                                      (65,060)      (249,617)           (6,034)            488
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Realized Capital Gains                                              --                --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                              --                --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (in dollars):
   Shares Issued                                                     142,264        526,158            26,007          22,930
   Shares Issued in Lieu of Cash Distributions                         --                --             --                 --
   Shares Redeemed                                                  (140,812)      (172,350)          (22,421)         (2,284)
------------------------------------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
         from Capital Share Transactions                               1,452        353,808             3,586          20,646
------------------------------------------------------------------------------------------------------------------------------------
            Total Increase (Decrease) in Net Assets                  (63,608)       104,191            (2,448)         21,134
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                               104,191             --            21,134              --
------------------------------------------------------------------------------------------------------------------------------------
   End of Period                                                 $    40,583     $  104,191         $  18,686       $  21,134
====================================================================================================================================
Shares Issued and Redeemed:
   Issued                                                             47,905         64,889             2,936           2,301
   Issued in Lieu of Cash Distributions                                --                --             --                 --
   Redeemed                                                          (49,876)       (29,900)           (2,615)           (237)
------------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Share Transactions                   (1,971)        34,989               321           2,064
====================================================================================================================================



                                      27                   www.oakassociates.com

[GRAPHIC ART OMITTED] Notes toFinancial Statements

OCTOBER 31, 2002

1. ORGANIZATION:
----------------

The Oak Associates Funds (the "Trust") is organized as a Massachusetts business trust under an Agreement and Declaration of Trust dated November 6, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with five funds: White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund (diversified funds), Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (non-diversified funds) (the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:
-----------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

  SECURITY VALUATION--Investments in equity securities, which are traded on a national exchange (or reported on the NASDAQ national market system), are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Trustees.

  SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

  NET ASSET VALUE PER SHARE--The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

  EXPENSES--Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

1-888-462-5386                             28

  REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and paid to shareholders on an annual basis, as applicable. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

  USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:
--------------------------------

Certain officers of the Trust are also officers of Oak Associates, ltd., SEI Investments Global Funds Services (formerly SEI Investments Mutual Funds Services) (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services, the Distributor received $15,990 for the year ended October 31, 2002.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
---------------------------------------------------------------------

The Trust and the Administrator are parties to an Administrative Agreement dated February 27, 1998, as amended April 1, 2001, under which the Administrator provides management and administrative services for an annual fee of 0.04% of the average daily net assets of each of the Funds up to $10 billion, 0.0175% on the next $5 billion, and 0.015% of such assets in excess of $15 billion. There is a minimum annual administration fee of $475,000 for the complex.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds pay amounts to third parties that

                                      29                   www.oakassociates.com

OCTOBER 31, 2002

provide sub-transfer agency and other administrative services relating to the Funds.

The Trust and the Distributor are parties to a Distribution Agreement dated February 27, 1998. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
------------------------------------------------
The Trust and Oak Associates, ltd. (the "Adviser") are parties to an Investment Advisory Agreement dated February 27, 1998, as amended February 21, 2001, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund. The Adviser has agreed to waive all or a portion of its fees (and to reimburse the Funds' expenses if necessary) in order to limit operating expenses to not more than 1.00% of the average daily net assets of each of the Funds.

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. INVESTMENT TRANSACTIONS:
---------------------------

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2002, were as follows:

                                        PURCHASES       SALES
                                          (000)         (000)
                                        --------      --------
White Oak Growth Stock Fund             $276,443      $927,151
Pin Oak Aggressive Stock Fund             47,141       123,213
Red Oak Technology Select Fund           197,652       259,318
Black Oak Emerging Technology
  Fund                                    62,819        47,770
Live Oak Health Sciences Fund              8,863         6,203

7. FEDERAL INCOME TAXES:
------------------------

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales as well as net operating losses which may be carried

1-888-462-5386                           30
forward for Federal income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts (000):

                           UNDISTRIBUTED
                           NET INVESTMENT    PAID-IN-
FUND                           INCOME        CAPITAL
----                      --------------   -----------
White Oak Growth
  Stock Fund                 $ 8,453        $ (8,453)
Pin Oak Aggressive
  Stock Fund                   2,412          (2,412)
Red Oak Technology
  Select Fund                  4,224          (4,224)
Black Oak Emerging
  Technology Fund                802            (802)
Live Oak Health
  Sciences Fund                  116            (116)

The tax character of dividends and distributions paid during the year ended October 31, 2001 were primarily attributable to long-term capital gain. There were no dividends or distributions paid during the year ended October 31, 2002.

As of October 31, 2002, the com-ponents of accumulated losses on a tax basis were as follows (000):

                        CAPITAL                          TOTAL
                         LOSS         UNREALIZED       ACCUMULATED
                     CARRYFORWARD     DEPRECIATION       LOSSES
                      -----------    ------------     ------------
White Oak Growth
  Stock Fund          $(1,462,041)    $(1,659,009)    $(3,121,050)
Pin Oak Aggressive
  Stock Fund             (573,730)       (362,626)       (936,356)
Red Oak Technology
  Select Fund          (1,394,516)       (392,747)     (1,787,263)
Black Oak Emerging
  Technology
  Fund                   (288,249)        (24,809)       (313,058)
Live Oak Health
  Sciences Fund            (3,128)         (2,276)         (5,404)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At October 31, 2002, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates
(000):

                                     EXPIRING OCTOBER 31,
                    ---------------------------------------------------
                    2007      2008       2009       2010         TOTAL
                    -----    ------     ------     -------      -------
White Oak
  Growth
  Stock Fund        $ --       $--   $749,069    $712,972     $1,462,041
Pin Oak Aggressive
  Stock Fund          --        --    137,533     436,197        573,730
Red Oak
  Technology
  Select Fund      1,366     56,063   610,821     726,266      1,394,516
Black Oak
  Emerging
  Technology
  Fund                --        --     75,404     212,845        288,249
Live Oak Health
  Sciences Fund       --        --         --       3,128          3,128


                                       31                  www.oakassociates.com

Notes to Financial Statements (concluded)

OCTOBER 31, 2002

At October 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds were as follows (000):


                            FEDERAL      AGGREGATE      AGGREGATE
                              TAX          GROSS           GROSS
                              COST      APPRECIATION   DEPRECIATION            NET
                          ----------    ------------   ------------       -----------
White Oak
  Growth
  Stock Fund              $3,259,684    $ 244,170      $(1,903,179)       $(1,659,009)
Pin Oak
  Aggressive
  Stock Fund                 506,512       24,978         (387,604)          (362,626)
Red Oak
  Technology
  Select Fund                609,738        2,372         (395,119)          (392,747)
Black Oak
  Emerging
  Technology
  Fund                        65,998        2,816          (27,625)           (24,809)
Live Oak Health
  Sciences Fund               20,792        1,480           (3,756)            (2,276)

8.  CONCENTRATION OF CREDIT RISK
--------------------------------

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the technology industry. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, the Funds may be more affected by economic and political developments in those industries than a general equity fund would be.

9. CHANGE IN INDEPENDENT AUDITOR (UNAUDITED):
---------------------------------------------

In August 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Oak Associates Funds. KPMG LLP (KPMG) was selected as the Trust's independent auditor. The Trust's selection of KPMG as its independent auditor was recommended by the Trust's audit committee and was approved by the Trust's Board of Trustees.

The report on the financial statements audited by Arthur Andersen for the year ended October 31, 2001 for the Trust did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Trust and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements.

1-888-462-5386                        32

[GRAPHIC ART OMITTED] Independent Auditors' Report

To the Shareholders and Board of Trustees of Oak Associates Funds:

We have audited the accompanying statements of net assets of the Oak Associates Funds (the "Trust") comprising the White Oak Growth Stock, Pin Oak Aggressive Stock, Red Oak Technology Select, Black Oak Emerging Technology, and Live Oak Health Sciences Funds, as of October 31, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the years or period ended October 31, 2001, and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 4, 2001.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Oak Associates Funds as of October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLPNDERSEN LLP

Philadelphia, Pennsylvania
December 17, 2002

                                      33                   www.oakassociates.com

[GRAPHIC ART OMITTED] Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2002 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended October 31, 2002, each Fund is designating the following items with regard to distributions paid during the year.

                        LONG TERM
                       (20% RATE)     ORDINARY
                      CAPITAL GAIN     INCOME     TAX-EXEMPT     TOTAL       QUALIFYING
     FUND             DISTRIBUTION  DISTRIBUTIONS  INTEREST  DISTRIBUTIONS  DIVIDENDS(1)
-----------------------------------------------------------------------------------------
White Oak Growth
  Stock Fund               0.00%        0.00%       0.00%         0.00%        0.00%
 Pin Oak Aggressive
  Stock Fund               0.00%        0.00%       0.00%         0.00%        0.00%
 Red Oak Technology
  Select Fund              0.00%        0.00%       0.00%         0.00%        0.00%
 Black Oak Emerging
  Technology Fund          0.00%        0.00%       0.00%         0.00%        0.00%
 Live Oak Health
  Sciences Fund            0.00%        0.00%       0.00%         0.00%        0.00%


(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".


1-888-462-5386                            34

[GRAPHIC ART OMITTED] Trustees of the Trust (unaudited)


                                        NUMBER OF
                                       PORTFOLIOS
                                        IN FUND                                                    OTHER
                  POSITION    LENGTH     COMPLEX         PRINCIPAL                             DIRECTORSHIPS
                     HELD     OF TIME   OVERSEEN      OCCUPATION(S)                                HELD
                    WITH       SERVED   BY BOARD          DURING                                 BY BOARD
NAME & AGE(1)       TRUST    (YRS.)(2)  MEMBER(3)    PAST FIVE YEARS                             MEMBER(4)
-----------------------------------------------------------------------------------------------------------------------------------
J. John Canon       Trustee      2          5        President and Chairman of            Trustee of Proconex.
(67)                                                 the Board, Synergistic Partners,
                                                     Inc., 1975-1999.
-----------------------------------------------------------------------------------------------------------------------------------
Stanford N. Phelps  Trustee      2          5        Chairman, S.N. Phelps Realty         Chairman of: S.N. Phelps
(68)                                                 LLC since 1994; Chairman,            Realty LLC, S.N. Phelps &
                                                     S.N. Phelps & Co. since 1986.        Co., Clear Springs Land Company
                                                                                          LLC, Investors Life Insurance
                                                                                          Corp, Wyatt Energy, Inc.,
                                                                                          Commonwealth Oil Refining
                                                                                          Company, Realmark Holdings.
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E.           Trustee      1          5        Physician, Cleveland                 None
Gretter, MD                                          Clinic (Health Care)
(67)                                                 since 1966
-----------------------------------------------------------------------------------------------------------------------------------
James D.            Trustee,     2          5        Managing Member, President,          None
Oelschlager(5)      Chairman                         CIO and Founder of
(60)                                                 Oak Associates, ltd.
                                                     since 1985.
-----------------------------------------------------------------------------------------------------------------------------------
John G.             Trustee      2          5        Director of International            Board of Directors, Morgan
Stanley                                              Equity Sales and Equity Sales        Stanley Trust Company from
Stimpson(5)                                          Manager, Salomon Brothers            1988-1993.
(60)                                                 (New York) from 1985-1993.


                                         35                www.oakassociates.com

[GRAPHIC ART OMITTED] Officers of the Trust (unaudited)


                                        NUMBER OF
                  POSITION    LENGTH    PORTFOLIOS      PRINCIPAL
                     HELD     OF TIME    IN FUND      OCCUPATION(S)                            OTHER
                    WITH      SERVED     COMPLEX         DURING                            DIRECTORSHIPS
NAME & AGE(1)       TRUST     (YRS.)    OVERSEEN      PAST FIVE YEARS                           HELD
-----------------------------------------------------------------------------------------------------------------------------------
William E.          President    2          N/A      Mutual Fund Product                  N/A
White(6) (37)                                        Manager of Oak Associates,
                                                     ltd. since 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Sandra Noll(6)      Vice         2          N/A      Portfolio Analysis and               N/A
(38)                President                        Compliance Officer of
                    and                              Oak Associates, ltd.,
                    Assistant                        since 1994.
                    Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Leslie Manna(6)     Vice         2          N/A      Mutual Fund                          N/A
(40)                President                        Coordinator of
                    and                              Oak Associates,
                    Assistant                        ltd. since 1995.
                    Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Colleen Collins(6)  Vice         1          N/A      Mutual Fund                          N/A
(31)                President                        Coordinator of
                    and                              Oak Associates,
                    Assistant                        ltd. since 2002.
                    Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Jennifer Spratley   Treasurer    1          N/A      Director, SEI Funds                  N/A
(33)                and                              Accounting since 1999;
                    Chief                            Audit Manager,
                    Financial                        Ernst & Young LLP from
                    Officer                          1991-1999.
-----------------------------------------------------------------------------------------------------------------------------------
Sherry K.           Vice         1          N/A      Vice President and                   N/A
Vetterlein  (40)    President                        Assistant Secretary of
                    and                              SEI Investments
                    Secretary                        Global Funds Services and
                                                     SEI Investments Distribution
                                                     Co. since 2001;
                                                     Shareholder/Partner,
                                                     Buchanan Ingersoll
                                                     Professional Corporation
                                                     from 1992-2000.

1-888-462-5386                           36



                                         NUMBER OF
                  POSITION    LENGTH    PORTFOLIOS      PRINCIPAL
                     HELD     OF TIME     IN FUND      OCCUPATION(S)                                OTHER
                    WITH       SERVED     COMPLEX        DURING                                 DIRECTORSHIPS
NAME & AGE(1)       TRUST      (YRS.)    OVERSEEN     PAST FIVE YEARS                                HELD
-----------------------------------------------------------------------------------------------------------------------------------
Todd B.             Vice         7          N/A      Senior Vice President and                        N/A
Cipperman           President                        General Counsel of SEI Investments;
(36)                and                              Senior Vice President, General Counsel
                    Assistant                        and Secretary of SEI Investments
                    Secretary                        Global Funds Services and SEI
                                                     Investments Distribution Co.
                                                     since 2000; Vice President and Assistant
                                                     Secretary of SEI Investments, SEI Global
                                                     Funds Services and SEI Investments
                                                     Distribution Co. from 1999-2000;
                                                     Associate, Dewey Ballantine (law firm)
                                                     from 1994-1995
-----------------------------------------------------------------------------------------------------------------------------------
Lydia A. Gavalis    Vice         4          N/A      Vice President and Assistant                     N/A
(38)                President                        Secretary of SEI Investments,
                    and                              SEI Investments Global Funds Services
                    Assistant                        and SEI Investments Distribution Co.
                    Secretary                        since 1998; Assistant General Counsel
                                                     and Director of Arbitration, Philadelphia
                                                     Stock Exchange from 1989-1998.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto    Vice         2          N/A      Vice President and Assistant                     N/A
(34)                President                        Secretary of SEI Investments Global Funds
                    and                              Services and  SEI Investments Distribution Co.
                    Assistant                        since 1999; Associate, Dechert (law firm)
                    Secretary                        from 1997-1999; Associate, Richter, Miller &
                                                     Finn (law firm) from 1994-1997.


                                      37                   www.oakassociates.com




                                           NUMBER OF
                  POSITION    LENGTH       PORTFOLIOS   PRINCIPAL
                     HELD     OF TIME      IN FUND    OCCUPATION(S)                                  OTHER
                    WITH      SERVED       COMPLEX        DURING                                  DIRECTORSHIPS
NAME & AGE(1)       TRUST      (YRS.)      OVERSEEN   PAST FIVE YEARS                                 HELD
-----------------------------------------------------------------------------------------------------------------------------------
William E. Zitelli  Vice         2          N/A      Vice President and Assistant Secretary           N/A
(34)                President                        of SEI Investments Global Funds Services
                    and                              and SEI Investments Distribution Co.
                    Assistant                        since 2000;  Vice President, Merrill Lynch &
                    Secretary                        Co. Asset Management Group from
                                                     1998 - 2000; Associate at Pepper Hamilton
                                                     LLP from 1997-1998.
-----------------------------------------------------------------------------------------------------------------------------------
John C. Munch       Vice         1          N/A      Vice President and Assistant Secretary           N/A
(31                 President                        of SEI Investments Global Funds Services
                    and                              and SEI Investments Distribution Co.
                    Assistant                        since 2001; Associate at Howard Rice Nemorvoski
                    Secretary                        Canady Falk & Rabkin from 1998-2001; Associate
                                                     at Seward & Kissel from 1996-1998
-----------------------------------------------------------------------------------------------------------------------------------

1. Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o SEI Investments, One Freedom Valley Drive, Oaks,PA 19456.

2. Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his successor, or until he sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3. The "Oak Associates Funds Complex" consists of all registered investment companies for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2002, the Oak Associates Funds Complex consisted of 5 Funds.

4. Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

5. Messrs. Oelschlager and Stimpson are considered "interested" persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

6. Mr. White and Mmes. Noll, Manna and Collins are considered to be "affiliates" of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386.

1-888-462-5386                           38

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                                         39               www.oakassociates.com

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1-888-462-5386                           40

                              [GRAPHIC ART OMITTED]

                          [LOGO OMITTED]

                          P.O. Box 219441
                          Kansas City, MO 64121-9441


                          Call Toll Free
                          1-888-4OAKFUND
                          (1-888-462-5386)

                          www.oakassociates.com





                                                       OAK-F-021-11000